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                                                                    EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of FARO Technologies, Inc. on Form S-8 of our report dated February 24, 1997 (September 10, 1997 as to Note 11), appearing in
FARO Technologies, Inc.'s Prospectus, dated September 17, 1997 (Registration No. 333-32983).


                                            /s/ Deloitte & Touche LLP
                                            -----------------------------
                                            DELOITTE & TOUCHE LLP

Jacksonville, Florida
November 25, 1997